SUPPLEMENT DATED AUGUST 9, 2004
                         TO DREYFUS FOUNDERS FUNDS, INC.
                      CLASS F PROSPECTUS DATED MAY 1, 2004
                          (AS PREVIOUSLY SUPPLEMENTED)

The section of the prospectus entitled "About Your Investment - Your Share Price" is hereby amended on page 29 by revising the second paragraph to read as follows:

      With the exception of securities held by Money Market Fund and certain debt securities, the Funds' investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before a Fund calculates its NAV), the Fund may value those investments at fair value as determined in good faith by the Funds' Board, or pursuant to procedures approved by the Board. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The securities held by Money Market Fund and, generally, debt securities with remaining maturities of 60 days or less at the time of purchase, are valued using the amortized cost method. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance.

                                                                  AUGUST 9, 2004

                          DREYFUS FOUNDERS FUNDS, INC.
                       CLASS A, B, C, R AND T PROSPECTUSES

                           SUPPLEMENT TO PROSPECTUSES
                                DATED MAY 1, 2004
                          (AS PREVIOUSLY SUPPLEMENTED)

The section of the funds' prospectuses entitled "Your Investment - Account Policies - Buying Shares" is hereby amended by revising the second paragraph to read as follows:

      The fund's investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in good faith by the fund's board of directors, or pursuant to procedures approved by the board. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.

                                                                  August 9, 2004

                          DREYFUS FOUNDERS FUNDS, INC.
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2004


GOVERNMENT SECURITIES

The section of the Statement of Additional Information entitled "Investment Strategies and Risks - Government Securities" is hereby amended on page 23 by replacing the first paragraph of that section with the following:

      U.S. government obligations include, but are not limited to, Treasury bills, notes and bonds; Government National Mortgage Association ("Ginnie Mae") pass-through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies, authorities and instrumentalities of the U.S. government include, but are not limited to, securities issued by the Federal Farm Credit Bank System ("FFCB"), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System ("FHLB"), the Financing Corporation ("FICO"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), Private Export Funding Corporation ("PEFCO"), the Student Loan Marketing Association ("Sallie Mae"), the Tennessee Valley Authority ("TVA") and the U.S. Small Business Administration ("SBA"). Some government obligations, such as Ginnie Mae pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Fannie Mae (a private corporation), are supported only by the credit of the agency, authority or instrumentality, although the Secretary of the Treasury has discretionary authority, though not the obligation, to purchase obligations of Fannie Mae. The Funds also may invest in obligations issued by the International Bank for Reconstruction and Development ("IBRD" or "World Bank").


PRICING OF SHARES

The section of the Statement of Additional Information entitled "Pricing of Shares" is hereby amended on page 94 by replacing the sixth paragraph of that section with the following:

      SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT AVAILABLE OR DO NOT REFLECT FAIR VALUE. If market quotations or official closing prices are not


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

      readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before a Fund calculates its NAV), the Fund may value those investments at fair value as determined in good faith by the Board of Directors, or pursuant to procedures approved by the Board of Directors. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs.

















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